Exhibit 10.2

ASSIGNMENT AND TRANSFER OF INTEREST
STATE OF NEW MEXICO          §
                                                                KNOW ALL MEN BY THESE PRESENTS THAT:
COUNTY OF CHAVEZ                §

WHISTLER VENTURES LLC, a Delaware Limited Liability Corporation whose mailing address is 7941 Katy Freeway, Suite 522, Houston, Texas 77024 ("Assignor'), for value received, does hereby assign, transfer, grant and convey unto Petrolia Energy Corporation, a Texas corporation (formerly Rockdale Resources Corporation) whose mailing address is 710 N. Post Oak Rd., Suite 512, Houston, Texas 77024 ("Assignee"), an undivided twenty-five percent (25%) of eight-eighths (8/811) interest in and to the Twin Lakes San Andres Unit field in Chaves County, New Mexico, including without limitation all of the following:

(i)          The oil and gas leases, leasehold interests, mineral interests, rights and interests attributable or allocable to the oil and gas leases or leasehold interests by virtue of pooling, unitization, communitization, participation and operating agreements, licenses, permits, and other agreements covering the lands in Chaves County, New Mexico, that are more particularly described on Exhibit A hereto (collectively the "Leases'), together with Assignors  interests in and to all the property and rights incident thereto, including, but not limited to, all rights in, to and under all agreements, product purchase and sale contracts, leases, permits, rights-of-way, easements, licenses, farmouts, options, orders, and other contracts or agreements of a similar nature to the extent same relate to the Leases;

(ii)          The  wells, equipment, materials and other personal property, fixtures and improvements on the Leases as of the Effective Date (as hereinafter defined), appurtenant thereto or used or obtained in connection with the Leases or with the production, treatment, sale or disposal of hydrocarbons or waste produced therefrom or attributable thereto, and all other appurtenances thereunto belonging (the "Equipment'); provided, however, the Equipment shall not include vehicles, communications equipment, tools, warehouse stock, compressors or leased equipment located on the Leases;

(iii)          All unitization, communitization, pooling, participation and operating agreements, and the units created thereby which relate to the Leases or interests therein described on Exhibit "A" or which relate to any units or wells located on the Leases, including any and all units formed under orders, regulations, rules, and other official acts of the governmental authority having jurisdiction, together with any right, title and interest created thereby in the Leases; and

(iv)          All of Assignor's rights to claim revenues or gas resulting from any underproduction attributable to Assignor's interest in the Leases.

All of Assignor's interest in the above-mentioned assets is herein collectively referred to as the "Interests".

TO HAVE AND TO HOLD the Interests unto Assignee, its successors and assigns, forever, subject to the following terms and conditions:

1.          This Assignment is executed and delivered pursuant to a certain Purchase and Sale Agreement between Assignor and Assignee of even date herewith pertaining to the Interests.

EXHIBIT A

TWIN LAKES SAN ANDRES FIELD CHAVES COUNTY, NEW MEXICO

THE TWIN LAKES SAN ANDRES FIELD, IN CHAVES COUNTY, NEW MEXICO, COVERING AND INCLUDING ALL OF THE OIL AND GAS LEASES, LEASEHOLD INTERESTS, RIGHTS AND INTERESTS ATTRIBUTABLE OR ALLOCABLE TO THE OIL AND GAS LEASES OR LEASEHOLD INTERESTS BY VIRTUE OF POOLING, UNITIZATION,   COMMUNITIZATION,   PARTICIPATION AND  OPERATING AGREEMENTS, LICENSES, PERMITS, AND OTHER AGREEMENTS, COVERING OR PERTAINING TO THE FOLLOWING LANDS IN CHAVES COUNTY, NEW MEXICO:

THE SE/4 AND THE E12 SW/4 AND THE SW/4 SW/4 AND THE W/2 SE/4 AND THE SW/4, W/2 SE14 AND SE/4 SW/4 AND THE SW/4 SE/4 AND THE NW14 SW/4 AND THE NE/4 SW/4 AND THE NW/4 SE/4 OF SECTION 18;

THE E/2 SW/4 AND THE W/2 SE/4 AND W/2 SW/4 AND THE SE/4 SE/4 AND THE SW/4 W12 SE14, SE/4 SE14 ABD TGE SE/4 SW/4 AND THE SW/4 SE/4 AND THE SW/4 SW/4 AND THE NW/4 SW/4 AND THE NE/4 SW/4 AND THE SW/4 SE/4 AND THE NE/4 SE/4 OF SECTION 19;

THE NW/4 NW/4 SW/4 NW/4 NE/4 SE/4 NW14 AND THE SW/4 NE/4 AND THE SW/4 SE/4 OF SECTION 30,-

IRA CT I ALL OF SECTION 4, TRACT 1 N12 AND THE S12 OF SECTION 5 AND THE S12 & NE14 OF SECTION 6,•

THE 2 E12 OF SECTION 13 AND THE E12 SECTION 24 AND THE NE14 SECTION 25; THE SW14 AND THE SE14 AND THE NE14OF SECTION 12;

THE NW14AND THE N/2 S/2 AND THE NE/4 OF SECTION 11; THE E/2 SE14 OF SECTION 13;

THE NE/4 AND THE SF./4 NW14AND THE S12 SE14 AND THE NE14 SE/4 OF SECTION 25;

THE SE14 NW/4 AND THE NW/4 NW/4 AND THE NW/4 SE14 AND THE SE14 SE/4 AND THE SW/4 NE14AND THE NE14 NE/4AND THE SE/4 NE/4AND THE NE14SW14 AND THE NE14 NW/4AND TGE W/2 SW14AND THE SW14 SE/4AND THE NW/4NE14AND THE SW/4 NW/4 OF SECTION 36,•

THE SE/4 SE14 OF SECTION 26,•

THE E12 NE14 AND THE SE/4 NE/4AND THE SE14 SE/4 AND THE E12 SE/4 OF SECTION 35;

THE E12 OF SECTION 31;

THE W/2 SW/4 OF SECTION 32;

THE W/2 OF SECTION 5; ALL OF SECTION 6;

THE SE14 NE/4 AND THE NE/4 SE/4 OF SECTION 7; AND THE N/2 NW/4 AND THE SW/4 NW/4 OF SECTION 8.

Exhibit A
to that certain Assignment and Transfer of Interest,
effective as of September 1, 2016, and being by and between
 Whistler Ventures LLC, as Assignor and
Petrolia Energy Corporation, as Assignee.

This Assignment and Transfer of Interests covers and includes an assignment and transfer of interest by Assignor to Assignee of an undivided twenty-five percent (25%) of eight-eighths (8/8`b) interest in and to the following described property situated in Chaves County, New Mexico:

THE TWIN LAKES SAN ANDRES FIELD, IN CHAVES COUNTY, NEW MEXICO,  COVERING AND INCLUDING ALL OF THE OIL AND GAS LEASES,   LEASEHOLD   INTERESTS,   RIGHTS  AND  INTERESTS ATTRIBUTABLE OR ALLOCABLE TO THE OIL AND GAS LEASES OR LEASEHOLD INTERESTS BY VIRTUE OF POOLING, UNITIZATION, COMMUNITIZATION, PARTICIPATION AND OPERA TING AGREEMENTS, LICENSES,  PERMITS, AND OTHER AGREEMENTS, COVERING OR PERTAINING TO THE FOLLOWING LANDS IN CHAVES COUNTY, NEW MEXICO:

THE SE14 AND THE E/2 SW/4 AND THE SW14 SW/4 AND THE W12 SE/4 AND THE SW/4, W/2 SE/4 AND SE/4 SW/4 AND THE SW/4 SE/4 AND THE NW/4 SW/4 AND THE NE14SW/4 AND THE NW/4 SE/4 OF SECTION 18;

THE E/2 SW/4 AND THE W12 SE14 AND W12 SW/4 AND THE SE/4 SE/4 AND THE SW14 W/2 SE/4, SE/4 SE14 ABD TGE SE14 SW14 AND THE SW14 SE/4 AND THE SW/4 SW/4 AND THE NW/4 SW/4 AND THE NE/4 SW/4 AND THE SW/4 SE14 AND THE NE/4 SE/4 OF SECTION 19;

THE NW/4 NW/4 SW/4 NW/4 NE/4 SE/4 NW/4 AND THE SW/4 NE/4 AND THE SW/4 SE/4 OF SECTION 30;

TRACT I ALL OF SECTION 4, TRACT I N/2 AND THE S12 OF SECTION SAND THE S/2 & NE/4 OF SECTION 6,•

THE 2 E/2 OF SECTION 13 AND THE E/2 SECTION 24 AND THE NE/4 SECTION 25;

THE SW/4 AND THE SE/4 AND THE NE14OF SECTION 12;

THE NW/4 AND THE N/2 S/2 AND THE NE/4 OF SECTION 11; THE E/2 SE/4 OF SECTION 13;

THE NE/4 AND THE SE/4 NW14 AND THE S12 SE/4 AND THE NE/4 SE14 OF SECTION 25;

THE SE/4 NW/4 AND THE NW/4 NW/4 AND THE NW/4 SE/4 AND THE SE/4 SE/4 AND THE SW/4 NE/4 AND THE NE14 NE/4 AND THESE/4 NE/4 AND THE NE/4 SW/4 AND THE NE14 NW/4 AND THE W12 SW/4 AND THE SW/4 SE14 AND THE NW/4NE/4 AND THE SW/4 NW/4 OF SECTION 36;

2.          This Assignment is accepted subject to, and Assignee agrees to assume and perform and indemnify Assignor from and against, any and all of the liabilities and obligations, or alleged or threatened liabilities and obligations, of Assignor under the Interests and existing oil and gas leases, assignments, participation agreements, operating agreements, product purchase and sale contracts, leases, permits, rights-of-way, licenses, easements, options, orders, and any other agreements or contracts attributable to and affecting the Interests, including but not limited to, any and all obligations (i) to pay and deliver royalties, overriding royalties, non-participating royalties, and other burdens on production, (ii) in connection with or arising out of balancing of overproduction or underproduction from the Interests, and (iii) in compliance with all laws and governmental regulations with respect to the Interests including, but not limited to, the lawful plugging and abandonment of oil and gas wells and the restoration of the surface of the land as nearly as possible to its prelease condition.

2.          This Assignment and Transfer of Interest shall inure to the benefit of and be binding upon the parties hereto, their heirs, successors and assigns.

3.          This Assignment and Transfer of Interest may be executed by Assignor and Assignee in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same instrument.

4.          This Assignment and Transfer of Interest is made with warranty of title to the Interests assigned and transferred hereby.

IN WITNESS WHEREOF, this instrument is executed to be effective for all purposes as of September 1, 2016 (the "Effective Date").

ASSIGNOR:

Whistler Ventures LLC

By:

/s/Nadeem Babar
____________________________________

Nadeem Babar
President

ASSIGNEE:

Petrolia Energy Corporation

By:

/s/Leo Womack
____________________________________

Leo Womack
Chairman of the Board

THE SE/4 SE/4 OF SECTION 26;

THE E12 NE/4 AND THE SE/4 NE/4 AND THE SE/4 SE/4 AND THE E/2 SE/4 OF SECTION 35;

THE E/2 OF SECTION 31;

THE W/2 SW/4 OF SECTION 32; THE W/2 OF SECTION 5;
ALL OF SECTION 6,•

THE SE/4 NE/4 AND THE NE14 SE/4 OF SECTION 7,• AND

THE N/2 NW/4 AND THE SW/4 NW/4 OF SECTION 8.

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